Supplement dated September 30, 2013

supplementing the

Statement of Additional Information (“SAI”),

dated May 1, 2013,

as may be revised or supplemented from time to time

of Hansberger International Series

Telephone No. 800-414-6927

INTERNATIONAL GROWTH FUND

This supplement provides new and additional information beyond that contained in SAI and should be read in conjunction with such SAI.

Effective immediately, the following disclosure within the section “Net Asset Value”, is hereby amended and restated as follows:

The total NAV of each class of shares of a Fund (the excess of the assets of such Fund attributable to such class over the liabilities attributable to such class) is determined at the close of regular trading (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading. Each Fund will not price their shares on the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Equity securities (including closed-end investment companies and exchange-traded funds (“ETFs”)), exchange-traded notes, rights, and warrants for which market quotations are readily available are valued at market value, as reported by independent pricing services recommended by the Adviser and approved by the Board. Such independent pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking an NOCP, at the most recent bid quotations on the applicable NASDAQ Market. In some foreign markets, an official close price and a last sales price may be available from the foreign exchange or market. In those cases, the official close price will be used to value equity securities. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) and unlisted equity securities for which market quotations are not readily available are generally valued on the basis of evaluated bids furnished to each Fund by an independent pricing service recommended by the Adviser and approved by the Board, which service determines valuations for normal, institutional size-trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Senior loans are priced at bid prices supplied by an independent pricing service, if available. Broker-dealer bid quotations may also be used to value debt and equity securities and senior loans where an independent pricing service does not price a security or where an independent pricing service does not provide a reliable price for the security. Domestic exchange-traded single equity option contracts (including options on exchange-traded funds) are valued at the mean of the National Best Bid and Offer quotations. Options on futures contracts are valued using the current settlement price. Other exchange-traded options (i.e., options on domestic indices, foreign securities, currencies and other financial contracts) are valued at the average of the closing bid and ask quotation. Currency options are priced at the mid price (between the bid price and the ask price) supplied by an independent pricing service, if available. Swaptions are valued based on mid price (between the bid price and the ask price) supplied by an independent pricing service. Other OTC options contracts (including currency options and swaptions not priced through an independent pricing service) are valued based on quotations obtained from broker-dealers. These quotations will be either the bid for a long transaction or the ask for a short transaction. Bilateral interest rate swaps are valued based on prices supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Bilateral credit default swaps are valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service, if available, or quotations obtained from broker-dealers. Centrally cleared credit default swap indices and centrally cleared interest rate swaps are priced at the settlement prices of the clearinghouse on which the contracts were traded if available, or prices obtained from broker-dealers. Futures are valued at the most recent settlement price. Forward foreign currency contracts are valued at interpolated prices determined from information provided by an independent pricing service. Investments in other open-end investment companies are valued at their reported NAV each day. Short-term obligations purchased with an original or a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and other instruments for which current market quotations are not readily available and all other assets are valued at fair value as determined in good faith by the Funds’ Adviser using consistently applied procedures under the general supervision of the Board.

Generally, trading in foreign government securities and other fixed-income securities, as well as trading in equity securities or other instruments in markets outside the United States, is substantially completed each day at various times prior to the close of the NYSE. Securities or other instruments traded on a foreign exchange will be valued at their market price on the non-U.S. exchange. The value of other securities or other instruments principally traded outside the United States will be computed as of the completion of substantial trading for the day on the markets on which such securities or other instruments principally trade. Securities or other instruments principally traded outside the United States will generally be valued several hours before the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time, when each Fund computes the NAV of its shares. Occasionally, events affecting the value of securities or other instruments principally traded outside the United States may occur between the completion of substantial trading of such securities or other instruments for the day and the close of the NYSE, which events will not be reflected in the computation of a Fund’s NAV. If it is determined pursuant to procedures adopted by the Board that events materially affecting the value of a Fund’s securities or other instruments have occurred during such period, then these securities or other instruments may be fair valued at the time the Fund determines its NAV by or pursuant to procedures adopted by the Board. When fair valuing their securities or other instruments, each Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities or other instruments market activity and/or significant events that occur after the close of the local market and before the time a Fund’s NAV is calculated.

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